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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 August 27, 2001
                                 Date of Report
                        (Date of earliest event reported)



                         Commission File Number 0-27574


                              POWERCERV CORPORATION
             (Exact name of registrant as specified in its charter)


                  FLORIDA                                 59-3350778
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)



            400 NORTH ASHLEY DRIVE, SUITE 2700, TAMPA, FLORIDA 33602
                    (Address of principal executive offices)


                                 (813) 226-2600
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, and 6 through 9 are Not Applicable.

Item 5.  Other Events.

         Reference is made to the press release issued to the public by the registrant on August 23, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

         99.1     Text of press release dated August 23, 2001.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POWERCERV CORPORATION
                                        (Registrant)

Date: August 27, 2001                   By:    /s/ Marc J. Fratello
                                               -------------------------------
                                               Marc J. Fratello
                                               President and CEO



INDEX TO EXHIBITS

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Exhibit Document                                                           Page
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99.1     Text of press release dated August 23, 2001...................      3
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